Sub-Item 77C  MATTERS SUBMITTED TO A VOTE OF SECURITIES HOLDERS

Submission of matters to a vote of security holders is incorporated by reference to Form Type N-30D filed by the Registrant on February 26, 2001 (Accession No. 0000912896-01-000004).